Consolidated Statements of Operations (USD $)	3 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Revenue
Mobile	$ 72,968	$ 38,363
Software	20,957	37,171
Software maintenance and consulting	200,327	193,963
Total revenue	294,252	269,497
Operating expenses
Cost of revenue	19,148	20,642
Selling, general and administrative	259,608	279,522
Research and development	167,906	155,361
Total operating expenses	446,662	455,525
Income (loss) from operations	(152,410)	(186,028)
Other income (expense):
Gain on disposition of assets	66,611
Interest income , net	22,295	11,998
Total other income	88,906	11,998
Income (loss) before income taxes	(63,504)	(174,030)
Income tax benefit	$ 48,830	$ 59,140
Net income	$ (14,674)	$ 114,890
Basic and diluted income per share	$ 0.000	$ 0.001
Weighted average number of shares outstanding	135,460,867	135,460,867